UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2014

SUPERVALU INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Flying Cloud Drive Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Approval of Amended and Restated SUPERVALU INC. 2012 Stock Plan

On July 16, 2014, SUPERVALU INC. (“SUPERVALU” or the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the amended and restated SUPERVALU INC. 2012 Stock Plan (the “2012 Stock Plan”), effective as of July 16, 2014. The 2012 Stock Plan was previously approved by the Company’s Board of Directors on May 16, 2014, subject to stockholder approval.

The purpose of the 2012 Stock Plan is to promote the interests of SUPERVALU and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors, advisors and non-employee directors who the Company expects will contribute to the Company’s future success. The 2012 Stock Plan allows the Company to provide participants with incentives to increase their efforts on behalf of SUPERVALU through stock-based awards that provide them with opportunities for stock ownership, further aligning the interests of participants with SUPERVALU’s stockholders.

The following summarizes the most significant amendments to the 2012 Stock Plan:

•                  an increase in the aggregate number of shares that may be issued under all stock-based awards under the 2012 Stock Plan to the sum of (i) 51,252,236 and (ii) any shares subject to awards as of May 22, 2014 under the Company’s 2007 Stock Plan that, on or after the original effective date of the 2012 Stock Plan, cease for any reason to be subject to such awards (other than by reason of exercise or settlement of such awards to the extent they are exercised for or settled in vested and non-forfeitable shares);

•                  eliminated the share multiplier such that all future stock-based awards reduce the number of shares available for awards under the 2012 Stock Plan on a one-for-one basis rather than “full value” awards reducing shares available for awards by 2.63 shares for each share covered by such an award;

•                  shares that in the future are surrendered or withheld to pay the exercise price of an option or to satisfy tax withholding obligations in connection with any award, will again become available for awards under the 2012 Stock Plan; for a stock appreciation right award that in the future is exercised and settled in shares, the difference between the number of shares as to which the award is exercised and the number of shares actually issued will again become available for awards under the 2012 Stock Plan;

•                  tightened the definition of “Change of Control” by increasing the percentage of our outstanding voting stock that must be acquired to trigger a “Change of Control” from 20% or more to more than 50%;

•                  shares subject to awards granted under the 2012 Stock Plan in substitution for outstanding equity awards previously granted by an entity acquired by the Company will not reduce the number of shares authorized for issuance under the 2012 Stock Plan;

•                  unused shares available under a stockholder-approved plan of an entity acquired by a Company may be used for awards under the 2012 Stock Plan to employees of the acquired entity; and

•                  extended the term of the 2012 Stock Plan to 10 years after the Annual Meeting.

The amendments to the 2012 Stock Plan also made several technical or clarifying changes, including to the section of the 2012 Stock Plan intended to aid in compliance with Section 409A of the Internal Revenue Code of 1986 should any awards constitute a “deferral of compensation” for purposes of Section 409A.

This summary of the 2012 Stock Plan is not complete and is qualified in its entirety by reference to the full text of 2012 Stock Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. A more detailed summary of the 2012 Stock Plan can be found in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on June 3, 2014 (the “2014 Proxy Statement”).

Item 5.07                   Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on July 16, 2014, the Company’s stockholders voted on the following proposals set forth in the 2014 Proxy Statement. On the record date for the Annual Meeting, there were 260,426,913 shares of the Company’s common stock outstanding and entitled to vote.

(1)           A proposal to elect eleven directors to the Company’s Board of Directors to each serve a one year term. Each director was elected and received the following votes:

Director	For	Against	Abstain	Broker Non- Votes
Donald R. Chappel	202,938,719	1,650,308	2,950,307	30,662,048
Irwin S. Cohen	203,030,537	1,557,056	2,951,741	30,662,048
Sam Duncan	203,502,334	1,099,718	2,937,282	30,662,048
Philip L. Francis	202,821,581	1,762,095	2,955,658	30,662,048
Eric G. Johnson	203,456,218	1,136,086	2,947,030	30,662,048
Mathew M. Pendo	203,389,627	1,193,516	2,956,191	30,662,048
Matthew E. Rubel	203,391,876	1,175,290	2,972,168	30,662,048
Wayne C. Sales	202,754,366	1,850,249	2,934,719	30,662,048
Frank A. Savage	203,392,990	1,200,006	2,946,338	30,662,048
John T. Standley	203,451,546	1,137,276	2,950,512	30,662,048
Gerald L. Storch	203,502,017	1,087,925	2,949,392	30,662,048

(2)           A proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending February 28, 2015. The proposal was approved and received the following votes:

For	Against	Abstain
233,828,010	1,822,447	2,550,925

(3)           A proposal to approve, by non-binding vote, the compensation of the Company’s named executive officers as disclosed in the 2014 Proxy Statement. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non- Votes
201,957,059	2,992,088	2,590,187	30,662,048

(4)         A proposal to approve the amended and restated SUPERVALU INC.2012 Stock Plan. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non- Votes
156,200,443	48,176,361	3,162,530	30,662,048

Item 9.01                   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1	SUPERVALU INC. 2012 Stock Plan (As Amended and Restated July 16, 2014)*

*Indicates management contracts, compensatory plans or arrangements required to be filed pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2014

SUPERVALU INC.

	By:	/s/ Karla C. Robertson

Karla C. Robertson
Executive Vice President, General Counsel and Corporate Secretary
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit Number	Description
10.1	SUPERVALU INC. 2012 Stock Plan (As Amended and Restated July 16, 2014)*

*Indicates management contracts, compensatory plans or arrangements required to be filed pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K.